Exhibit 99.2

POWER OF ATTORNEY

E. Merck KG, Darmstadt, Germany (the “Company”), hereby makes, constitutes and appoints each of Dr. Matthias Mülllenbeck, MBA, Jens Eckhardt, Kristin Eibisch and Johannes Eckhardt, or any of them acting singly, and with full power of substitution and re-substitution, the Company’s true and lawful attorney-in-fact (each of such persons and their substitutes being referred to herein as the “Attorney-in-Fact”), with full power to act for the Company and in the Company’s name, place and stead, to: (i) sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of E. Merck KG, Darmstadt, Germany, pursuant to Section 13 or 16 of the Securities Exchange Act of 1934, as amended, and any and all regulations promulgated thereunder, (ii) file the same (including any amendments thereto), with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission and (iii) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by, the Company, it being understood that the documents executed by such Attorney-in-Fact on behalf of the Company pursuant to this power of attorney shall be in such form and shall contain such terms and conditions as such Attorney-in-Fact may approve in such Attorney-in-Fact’s discretion, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate.

The Company hereby grants to the Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present with full power of substitution or revocation, hereby ratifying and confirming all that such Attorney-in-Fact or such Attorney-in-Fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

This Power of Attorney shall remain in full force and effect until January 31, 2023 unless earlier revoked by the Company in a signed writing delivered to the Attorney-in-Fact, or, in respect of any Attorney-in-Fact named herein, until such person ceases to be an employee of Merck KGaA or one of its affiliates.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of April 19, 2022.

E. Merck KG

/s/ Dr. Frank Stangenberg-Haverkamp
Name: Dr. Frank Stangenberg-Haverkamp
Title: General Partner

/s/ Johannes Baillou
Name: Johannes Baillou
Title: General Partner

POWER OF ATTORNEY

E. Merck KG, Darmstadt, Germany (the “Company”), hereby makes, constitutes and appoints each of Dr. Matthias Müllenbeck, MBA, Jens Eckhardt, Kristin Eibisch, Steffen Siegler and Johannes Eckhardt, or any of them acting singly, and with full power of substitution and re-substitution, the Company’s true and lawful attorney-in-fact (each of such persons and their substitutes being referred to herein as the “Attorney-in-Fact”), with full power to act for the Company and in the Company’s name, place and stead, to: (i) sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of E. Merck KG, Darmstadt, Germany, pursuant to Section 13 or 16 of the Securities Exchange Act of 1934, as amended, and any and all regulations promulgated thereunder, (ii) file the same (including any amendments thereto), with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission and (iii) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by, the Company, it being understood that the documents executed by such Attorney-in-Fact on behalf of the Company pursuant to this power of attorney shall be in such form and shall contain such terms and conditions as such Attorney-in-Fact may approve in such Attorney-in-Fact’s discretion, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate.

The Company hereby grants to the Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present with full power of substitution or revocation, hereby ratifying and confirming all that such Attorney-in-Fact or such Attorney-in-Fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

This Power of Attorney shall remain in full force and effect until January 31, 2025 unless earlier revoked by the Company in a signed writing delivered to the Attorney-in-Fact, or, in respect of any Attorney-in-Fact named herein, until such person ceases to be an employee of Merck KGaA or one of its affiliates.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of February 14, 2024.

E. Merck KG

/s/ Johannes Baillou
Name: Johannes Baillou
Title: General Partner

/s/ Dr. Wolfgang Büchele
Name: Dr. Wolfgang Büchele
Title: General Partner